                                                                    Exhibit 10.4
                             EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT is dated as of December 15, 1999 (the "Effective Date"), and is entered into between Maximus Capital Holdings, Ltd., (the "Company") and Philip R. Kruse ("Executive").

          WHEREAS, the Company desires to secure the employment of Executive in accordance herewith; and

          WHEREAS, Executive is willing to be employed by the Company on the terms and conditions set forth herein; and

          WHEREAS, the parties now desire to enter into this Agreement setting forth the terms and conditions of the employment relationship of Executive with the Company;

          NOW, THEREFORE, in consideration of the mutual premises, covenants and agreements set forth below, it is hereby agreed as follows:

                                  ARTICLE I.

                    EMPLOYMENT, DUTIES AND RESPONSIBILITIES
                    ---------------------------------------

     1.1  Employment.
          ----------

               (a) The Company shall employ Executive as Executive Vice-President, Annuity & Life Operations of the Company. Executive agrees to devote his full business time, efforts and energies to the performance of his duties hereunder. Executive's principal office location and the executive offices of the Company shall be in Bermuda. Notwithstanding the foregoing, to the extent the following do not materially interfere with the performance of Executive's duties hereunder, Executive shall be permitted to (i) manage his personal affairs; (ii) be involved with charitable and professional activities and (iii) with the consent of the Board, serve on the board of directors of non-charitable entities.

               (b) Executive agrees that, so long as he is employed by the Company, he will not own, directly or indirectly, any controlling or substantial stock or other beneficial interest in any business enterprise which is engaged in, or competitive with, any business engaged in by the Company. Notwithstanding the foregoing, Executive may own, directly or indirectly, up to three percent (3%) of the outstanding capital stock or debt of any business having a class of capital stock that is traded on any national stock exchange or on the over-the-counter market and upon approval of the Board or as otherwise set forth on Exhibit B attached hereto on the Effective Date, may be a passive investor in investment entities so long as his interest therein is less than one percent (1%).

     1.2  Duties and  Responsibilities.  Executive  shall  have such  authority,
          -----------------------------
duties and responsibilities as are customary and consistent with his position and such other duties and responsibilities as are determined from time to time by the Company and commensurate with his position.

                                  ARTICLE II.

                                      TERM
                                      ----

     2.1  Term. The term of employment under this Agreement (the "Initial Term")
          ----
shall commence on December 15, 1999 (the "Commencement Date") and subject to earlier termination under Section 5, continue for a period of four (4) years; provided, that, commencing on the fourth anniversary of the Commencement Date,
--------  ----
the Initial Term shall automatically renew for successive one year periods (the "Additional Term"), subject to earlier termination under Section 5, unless either party provides written notice of non-renewal to the other at least ninety
(90) days prior to the end of the Initial Term or the then Additional Term. The Initial Term and any Additional Term shall be referred to under this Agreement as the "Term". Upon termination of the Term or as soon thereafter as possible, howsoever terminated, Executive shall deliver to the Company and each affiliate of Company, if applicable, letters of resignation from directorships, officerships and any appointment as a representative. This obligation shall survive termination of the Executive's employment.

                                  ARTICLE III.

                                  COMPENSATION
                                  ------------

     3.1  Salary,  Bonuses and Benefits.  As compensation and  consideration for
          -----------------------------
the performance by Executive of his obligations under this Agreement, Executive shall be entitled to the following (subject, in each case, to the provisions of Article V hereof):

               (a) The Company shall pay Executive a base salary during the Term, payable in accordance with the normal payment procedures of the Company as it may exist from time to time and subject to such withholdings and other normal employee deductions as may be required by law, at the rate of $325,000 (U.S.) per annum. The Company shall periodically review such compensation for increase in its sole discretion. Once increased, the base salary shall not be reduced. The base salary as increased from time to time shall be referred to herein as "Base Salary".

               (b) Executive shall participate during the Term in such pension, life insurance, health, disability and major medical insurance plans, and in such other employee benefit plans and programs and fringes and perquisites, for the benefit of the employees of the Company, as may be maintained from time to time during the Term, in each case to the extent and in the manner available to other senior executives or officers of the Company and subject to the terms and provisions of such plans or programs. In addition Executive shall receive an automobile allowance, the payment of one (1) country club initiation fee and payment of dues not to exceed $3,000 (U.S.) annually, and the payment of a housing allowance not to exceed $8,000 (U.S.) per month.

               (c) For each calendar year that begins during the Term (the "Bonus Year"), the Company shall pay a bonus to Executive based on pre-established performance goals established by the Board with a target bonus of 75% of Base Salary and a range from 0% to 200% of Base Salary (the "Bonus"); provided, that, for the 1999 calendar year, such Bonus shall be at least equal
--------  ----
to $50,000 (U.S.). Such performance criteria shall be weighted 70% on Company performance and 30% on Executive's performance.

               (d) Executive shall be entitled to four weeks of paid vacation in accordance with the Company policy as it may exist from time to time (but not necessarily consecutive vacation weeks) during each year of the Term.

               (e) Executive shall be reimbursed for up to four (4) business class airline tickets per year each of Executive and his immediate family to return to the United States.

               (f) (i) Upon the closing (or as soon as administratively feasible thereafter) of the financing of the Company currently contemplated by the private placement (the "Private Placement"), the Company shall issue to Executive warrants to purchase 100,000 shares of the Company's class A common stock (the "Common Stock"), consistent with the terms set forth in this paragraph (f). The term of the warrants shall be the same as that of Moore Holdings II, L.L.C. and Capital Z Investments, L.P. (the "Investors"). The warrant shall vest 20% on the date of grant and an additional 20% on each of the first, second, third and fourth anniversaries of the date of grant; provided,
                                                                    --------
that, Executive is then employed. The exercise price per share shall be equal to
----
the per share price paid by the Original Investors (as defined below) in the Private Placement.

               (ii) In the event Executive's employment is terminated by the Company with Cause or by Executive without Good Reason (both as defined below), all unvested warrants shall immediately terminate and any vested warrants shall remain exercisable for thirty (30) days following such termination; provided,
                                                                    --------
that,  Executive  shall have at least thirty (30)  business  days  following any
----
underwriter's lock-up period imposed prior to or during such thirty (30) day period to exercise his vested warrants, but in no event beyond the term.

               (iii) In the event of Executive's death, or if Executive's employment under this Agreement is terminated by the Company for Disability (as defined below), or without Cause or by Executive for Good Reason or the Company fails to renew Executive's work permit in Bermuda and his employment terminates pursuant to Section 5.7 hereof, all of the warrants that would have vested within twelve (12) months of such termination shall immediately become vested, and all other unvested warrants shall immediately terminate.

               If a termination of employment under this subparagraph (iii) occurs prior to an Initial Public Offering (as defined below), vested warrants shall remain exercisable for two (2) years following such termination; provided,
                                                                       --------
that, if an Initial Public  Offering  should occur  following such  termination,
----
then such warrants shall remain exercisable for the lessor of six (6) months (one (1) year in the event of death or Disability) following such Initial Public Offering or the remaining exercise period, but in no event beyond the term of the warrants.

               If a termination of employment under this subparagraph (iii) occurs after an Initial Public Offering, all vested warrants shall remain exercisable for six (6) months (one (1) year in the event of death or Disability) following such termination, but in no event beyond the term of the warrant. In the event of any termination of employment under this subparagraph
(iii), Executive shall have at least thirty (30) business days following any underwriter's lock-up period imposed prior to or during any warrant exercise period to exercise his vested warrants.

               (iv) In the event of a Change in Control (as defined below), all unvested warrants shall become immediately vested.

               For purposes of this Agreement, prior to an Initial Public Offering, a Change in Control shall mean (i) a sale, assignment, transfer or other disposition of securities in one or more related transactions where the Investors and other shareholders of the Company as of the Closing (together with the Investors, the "Original Investors") cease to beneficially own 51% or more of the total combined voting power of the Company's outstanding securities; (ii) a merger, consolidation, reorganization or similar corporate event in which the Original Investors cease to beneficially own 51% or more of the total combined voting power of the Company's outstanding securities or 51% or more of the total combined voting power of the resultant corporation or entity if the Company does not survive such transaction; (iii) the sale, transfer, assignment or other disposition of all or substantially all of the Company's property, assets or business to one or more unrelated parties. Notwithstanding the foregoing, no Change in Control shall be deemed to occur as a result of an Initial Public Offering of the Company or any necessary actions taken, as determined by the Board, in order to effectuate such Initial Public Offering.

               Following an Initial Public Offering, the term Change in Control shall mean (i) a sale, assignment, transfer or other disposition of securities in one or more related transactions where the shareholders immediately prior to such transaction cease to beneficially own 51% or more of the total combined voting power of the Company's outstanding securities; (ii) a merger, consolidation, reorganization or similar corporate event in which the shareholders immediately prior to such transaction cease to beneficially own 51% or more of the total combined voting power of the Company's outstanding securities or 51% or more of the total combined voting power of the resultant corporation or entity if the Company does not survive such transaction; or (iii) the sale, transfer, assignment or other disposition of all or substantially all of the Company's property, assets or business to one or more unrelated parties.

               The term Initial Public Offering shall mean an initial public offering of the Company's Common Stock pursuant to a registration statement (other than on Form S-8 or successor forms) filed with, and declared effective by, the Securities and Exchange Commission.

               (v) Upon an Initial Public Offering and provided Executive is then employed, Executive may receive an additional warrant at the discretion of the Compensation Committee of the Board of Directors of the Company; provided,
                                                                     --------
that,  such award shall be equal to at least 10,000 shares of Common Stock to be
----
sold in the Initial Public Offering of the Company upon completion of the Initial Public Offering. The exercise price of such warrants shall be the same as the exercise price for the Investors. The warrants shall have terms and conditions consistent with those set forth above in subparagraphs (i) through
(iv), above.

               (g) The Company shall pay Executive a signing bonus (the "Signing Bonus") of $50,000 on the Commencement Date and an additional $200,000 upon the later of (i) December 22, 1999 or (ii) the closing of the Private Placement (the "Closing").

               (h) Upon the Closing, and provided Executive is then employed, the Company shall make available to Executive, a loan not to exceed $750,000 (U.S.), to be used to purchase shares of Company Common Stock ("Purchased Shares") in the Private Placement at the Closing, with a price per share paid by the President and CEO of the Company in the Private Placement at the Closing, such loan to be governed by the terms and conditions as outlined in additional documentation and not inconsistent with the terms hereof (the "Loan").

               The Loan shall be five years with no amortization. The interest rate on each Loan shall be the applicable federal rate (as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code")) (the "AFR") in effect on the date of each Loan, accrued and payable annually. The Loan shall be 100% fully recourse against Executive and shall be fully secured by the Purchased Shares. Following an Initial Public Offering and except as provided below, upon Executive's termination of employment for any reason, the Loan shall become due and payable within sixty (60) days (one (1) year in the event of death or Disability) following such termination. If terminated prior to an Initial Public Offering, the Loan shall be repaid upon the earlier of (i) disposition of the Purchased Shares or (ii) one (1) year from the date of termination. Notwithstanding the foregoing, in the event Executive's employment is terminated by the Company with Cause or Executive terminates his employment without Good Reason, the Loan must be repaid within thirty (30) days following any such termination. If Executive disposes of any of the Purchased Shares (if permitted), upon repayment of the Loan relating to such shares, the Company shall release such shares from its security interest.

     3.2  Expenses.   The  Company  will  reimburse   Executive  for  reasonable
          --------
business-related expenses incurred by him in connection with the performance of his duties hereunder during the Term in accordance with the Company's policies relating to business-related expenses as in effect from time to time during the Term.

     3.3  Put; Registration Rights and Transfer Restrictions. (a) If prior to an
          --------------------------------------------------
Initial Public Offering, Executive may require the Company to purchase any or all shares of Common Stock owned by Executive for at least six (6) months (by purchase or pursuant to the exercise of warrants) for book value (as calculated under generally accepted accounting principles by the Company's auditors) within one (1) year of termination of employment for any reason (other than a termination by the Company for Cause or by Executive without Good Reason) (the "Put"). Such Put shall automatically expire upon an Initial Public Offering whether or not Executive is then employed. Payment of the purchase price in connection with any such Put shall be in the form of cash and shall be made within forty-five (45) days following Executive's exercise of such Put.

               (b) Executive shall have the same registration and transfer rights and restrictions as the Investors, including, but not limited to, drag-along and tag-along rights; provided, that, registration rights will be
                                 --------  ----
subject to any underwriter's cut-back.

     3.4  Relocation  Expenses.  The Company shall  reimburse  Executive for his
          --------------------
relocation expenses in accordance with Exhibit B attached hereto.


                                  ARTICLE IV.

                                EXCLUSIVITY, ETC.
                                ----------------

     4.1  Restrictive Covenants.
          ---------------------

               (a)  Return of Property and  Nondisclosure.  Upon  termination or
                    -------------------------------------
expiration of his employment, Executive will promptly deliver to the Company all data, lists, information, memoranda, documents and all other property belonging to the Company or containing "Confidential Information" (as defined below), including, among other things, that which relates to services performed by Executive for the Company or any affiliate, or was created or obtained by Executive while performing services for the Company or any affiliate or by virtue of Executive's relationship with the Company or any affiliate, except that Executive shall have no obligation to deliver to the Company his rolodex, calendars and any documents containing Executive's personal contacts or information. Except (i) as required in order to perform his obligations under this Agreement, (ii) as may otherwise be required by law or any legal process, or (iii) as is necessary in connection with any adversarial proceeding against the Company (in which case Executive shall use his reasonable best efforts in cooperating with the Company in obtaining a protective order against disclosure by a court of competent jurisdiction), Executive shall not, without the express prior written consent of the Company, disclose or divulge to any other person or entity, or use or modify for use, directly or indirectly, in any way, for any person or entity any of the Company's or any affiliate's Confidential Information at any time (during or after Executive's employment). For purposes of this Agreement, "Confidential Information" of the Company shall mean any valuable, competitively sensitive data and information related to the Company's or any affiliate's business including, without limitation Trade Secrets (as defined below) that are not generally known by or readily available to the Company's or any affiliate's competitors or any affiliate's other than as a result of an improper disclosure directly or indirectly by Executive. "Trade Secrets" shall mean information or data of the Company or any affiliate's including, but not limited to, technical or non-technical data, financial information, programs, devices, methods, techniques, drawings, processes, financial plans, product plans, or lists of actual or potential customers or suppliers, that: (A) derive economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from their disclosure or use; and
(B) are the subject of efforts that are reasonable under the circumstances to maintain their secrecy.

               (b)  Post-Employment Property.  Executive agrees that any and all
                    ------------------------
intellectual property that Executive invents, discovers, originates, makes, conceives, creates or authors either solely or jointly with others and that is the result of or is substantially derived from Confidential Information shall be the sole and exclusive property of the Company unless in the public domain. Executive shall promptly and fully disclose all such property to the Company, shall provide the Company with any information that it may reasonably request about such property and shall execute such agreements, assignments or other instruments as may be reasonably requested by the Company to reflect such ownership by the Company.

               (c)  Protection of the Business; Nonsolicitation. During the Term
                    -------------------------------------------
and until the second anniversary of Executive's Date of Termination (as defined below) for any reason (the "Restricted Period") (other than upon expiration of the Term in which case the Restricted Period shall be until the first anniversary of Executive's Date of Termination), Executive will not anywhere within the geographical areas in which the Company or any subsidiary (the "Designated Entities") are conducting their business operations or providing services as of the Date of Termination, pursue any Company or subsidiary project known to Executive and which the Designated Entities are actively pursuing, developing or attempting to develop as of the Date of Termination (or within six
(6) months prior to the Date of Termination) while the Company is (or is contemplating actively) pursuing such project directly or indirectly, alone, in association with or as a shareholder, principal, agent, partner, officer, director, employee or consultant of any other organization. During the Restricted Period, Executive shall not solicit any officer, employee (other than secretarial staff) or consultant of any of the Designated Entities to leave the employ of any of the Designated Entities.

               (d)  Non-Disparage.  The parties  acknowledge and agree that they
                    -------------
will not defame or publicly criticize the services, business, integrity, veracity or personal or professional reputation of the other party, and in the case of the Company, its officers, directors, partners, employees, affiliates, or agents thereof in either a professional or personal manner, except that the foregoing shall not limit normal competitive activities.

               (e)  Blue Pencil. If, at any time, the provisions of this Section
                    -----------
4.1 shall be determined to be invalid or unenforceable under any applicable law, by reason of being vague or unreasonable as to area, duration or scope of activity, this Section 4.1 shall be considered divisible and shall become and be immediately amended to only such area, duration and scope of activity as shall be determined to be reasonable and enforceable by the court or other body having jurisdiction over the matter; and Executive and the Company agree that this
Section 4.1 as so amended shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

     4.2  Remedies.  Executive acknowledges that the Company's remedy at law for
          --------
a breach by him of the provisions of this Article IV will be inadequate. Accordingly, in the event of a breach or threatened breach by Executive of any provision of this Article IV, the Company shall be entitled to seek injunctive relief in Bermuda or elsewhere in addition to any other remedy it may have. If any of the provisions of, or covenants contained in, this Article IV are hereafter construed to be invalid or unenforceable in any jurisdiction, the same shall not affect the remainder of the provisions or the enforceability thereof in any other jurisdiction, which shall be given full effect, without regard to the invalidity or unenforceability in such other jurisdiction. If any of the provisions of, or covenants contained in, this Article IV are held to be unenforceable in any jurisdiction because of the duration or geographical scope thereof, the parties agree that the court making such determination shall have the power to reduce the duration or geographical scope of such provision or covenant and, in its reduced form, such provision or covenant shall be enforceable; provided, however, that the determination of such court shall not
             --------- -------
affect the  enforceability  of this  Article IV in any other jurisdiction.

                                   ARTICLE V.

                                   TERMINATION
                                   -----------

     5.1  Termination  by the  Company  with Cause.  The Company  shall have the
          ----------------------------------------
right to terminate Executive's employment at any time with "Cause" by providing a Notice of Termination to Executive not more than ninety (90) days after the Board's actual knowledge of the Cause event, and such termination shall not be deemed to be a breach of this Agreement. For purposes of this Agreement, "Cause" shall mean (i) habitual drug or alcohol use which impairs the ability of Executive to perform his duties hereunder; (ii) Executive's conviction during the Term by a court of competent jurisdiction, or a pleading of "no contest" or guilty to a felony or the equivalent if outside the United States; (iii) Executive's engaging in fraud, embezzlement or any other illegal conduct with respect to the Company which acts are materially harmful to, either financially, or to the business reputation of, the Company; (iv) Executive's willful violation of Article IV hereof; (v) Executive's willful failure or refusal to perform his duties hereunder (other than such failure caused by Executive's Disability or while on vacation), after a written demand for performance is delivered to Executive by the Board that specifically identifies the manner in which the Board believes that Executive has failed or refused to perform his duties, or (vi) Executive otherwise breaches any material provision this Agreement which is not cured, if curable, within 30 days after written notice thereof.

     5.2  Death.  In the event  Executive  dies during the Term,  his employment
          -----
shall automatically terminate effective on the date of his death and such termination shall not be deemed to be a breach of this Agreement.

     5.3  Disability.  In the  event  that  Executive  shall  suffer a mental or
          ----------
physical disability which shall have prevented him from performing his material duties hereunder for a period of at least one hundred twenty (120) consecutive days or one-hundred eighty (180) non-consecutive days within any 365 day period, the Company shall have the right to terminate Executive's employment for "Disability," such termination to be effective upon the giving of notice thereof to Executive in accordance with Section 6.3 hereof and such termination shall not be deemed to be a breach of this Agreement. In such event, Executive's employment hereunder shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"); provided, that, the Executive shall not have returned to full-time performance of his duties hereunder within thirty (30) days following receipt of such notice.

     5.4  Good Reason.  Executive may terminate his employment  with the Company
          -----------
for "Good Reason" within thirty (30) days after Executive has knowledge of the occurrence, without Executive's written consent, of one of the following events that has not been cured, if curable, within thirty (30) days after a Notice of Termination has been given by Executive to the Company and such termination shall not be deemed to be a breach of this Agreement. For purposes of this Agreement, "Good Reason" shall mean: (i) any material and adverse change to Executive's duties or authority which are inconsistent with his title and position set forth herein, (ii) a material diminution of Executive's title or position; (iii) the relocation of Executive's office outside of Bermuda; (iv) a reduction of Executive's Base Salary; (v) a material reduction of Executive's benefits provided under Section 3.1 other than a reduction permitted under terms and conditions of the applicable Company policy or benefit plan; or (vi) a willful failure by the Company to comply with any other material provisions of this Agreement.

     5.5  Without Good Reason.  Executive may terminate his employment  with the
          -------------------
Company without Good Reason by giving written notice to the Company as provided in Section 6.3. Such notice must be provided to the Company at least thirty (30) days prior to such termination. Such termination shall not be deemed to be a breach of this Agreement.

     5.6  Without  Cause.   The  Company  shall  have  the  right  to  terminate
          --------------
Executive's employment hereunder without Cause by providing Executive with a notice of termination, and such termination shall not in and of itself be, nor shall it be deemed to be, a breach of this Agreement.

     5.7  Expiration of the Term.  Executive's  employment  shall terminate upon
          ----------------------
the expiration of the Term, including expiration resulting from the Company or Executive giving the notice contemplated by Section 2.1 hereof, and such termination shall not in and of itself be, nor shall it be deemed to be, a breach of this Agreement. For all purposes of this Agreement, if the Company cannot renew Executive's work permit in Bermuda and Executive is no longer able to provide services for the Company as a result thereof, the Agreement shall be deemed to expire as of such date and such expiration shall be deemed to be the result of the Company providing Executive with a notice of non-renewal.

     5.8  Notice of Termination.  Any  termination of Executive's  employment by
          ---------------------
the Company for Cause, or by Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section
6.3 of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date. The failure by Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of Executive or the Company, respectively, hereunder or preclude Executive or the Company, respectively, from asserting such fact or circumstance in enforcing Executive's or the Company's rights hereunder.

     5.9  Date of  Termination.  "Date of  Termination  means (i) if Executive's
          --------------------
employment is terminated by the Company for Cause or by Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein (but not more than thirty (30) days), as the case may be (although such Date of Termination shall retroactively cease to apply if the circumstances providing the basis of termination for Cause or Good Reason are cured in accordance with Section 5.1 or 5.4 of this Agreement, respectively),
(ii) if Executive's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date set forth in the Notice of Termination (iii) if Executive's employment is terminated by Executive without Good Reason, the Date of Termination shall be the date set forth in the Notice of Termination, but no sooner than thirty (30) days after such Notice of Termination is received by the Company and (iv) if Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of Executive's death or the Disability Effective Date, as the case may be.

     5.10 Compensation  upon  Termination.  In the event of the  termination  of
          -------------------------------
Executive's employment during or at the end of the Term, the Company shall provide Executive with the payments and benefits set forth below. Executive acknowledges and agrees that the payments set forth in this Section 5.10 and
Section 5.11 constitute liquidated damages for any claim of breach of contract under this Agreement as it relates to termination of his employment during the Term. Notwithstanding the foregoing, if Executive is entitled to the payments set forth in Section 5.10(b), Section 5.10(c), Section 5.10(d) or Section 5.11 of this Agreement, Executive shall execute and agree to be bound by an agreement relating to the waiver and general release of any and all claims (other than claims for the compensation and benefits payable under Section 5.10(b), Section 5.10(c), Section 5.10(d) or Section 5.11, as the case may be) arising out of or relating to Executive's employment and termination of employment (the "Release"). Such Release shall be made substantially in the form attached hereto as Exhibit A, subject to such changes as may be required to preserve the intent thereof for changes in applicable law.

               (a) In the event of termination of Executive's employment by the Company for Cause or by Executive without Good Reason, or by reason of expiration of the Term due to Executive providing the notice not to renew the Term as contemplated by Section 2.1 hereof, the Company shall pay Executive his accrued, but unpaid Base Salary and unpaid business expenses through Date of Termination. To the extent required by law or as otherwise provided by Company policy, Executive shall also be paid his accrued, but unpaid vacation pay through the Date of Termination.

               (b) In the event of Executive's death or the termination of his employment due to Disability, the Company shall pay to Executive (or his beneficiary(ies) or estate, as the case may be) an amount equal to the sum of
(i) his accrued, but unpaid Base Salary through the date of termination of employment, (ii) earned, but unpaid Bonus for the year prior to the year of termination, (iii) a pro-rata portion of his Bonus for the year of death or termination for Disability, as determined in the good faith opinion on the Board based on the relative achievement of performance targets through the Date of Termination and (iv) accrued vacation pay through the Date of Termination (the sum of the amounts in clauses (i) through (iv) hereof referred to as "Accrued Amounts"), as soon as practicable following the Date of Termination. Executive shall be entitled to any other rights, compensation and/or benefits as may be due to Executive in accordance with the terms and provisions of any agreements, plans or programs of the Company.

               (c) Subject to Section 5.11 of this Agreement, in the event Executive's employment is terminated pursuant to Section 5.4 or Section 5.6, the Company shall pay Executive, the Accrued Amounts and continue to pay Executive his Base Salary for twenty-four months following such termination (the "Severance Amount"). Notwithstanding the foregoing, if such termination should occur following a Change in Control, in lieu of the Severance Amount, Executive shall receive a lump sum payment equal to two times his then current Base Salary and last paid Bonus, if any.

               (d) Subject to Section 5.11 of this Agreement, in the event Executive's employment is terminated by the expiration of the Term because the Company has failed to renew Executive's work permit or has provided Executive the notice contemplated by Section 2.1 hereof, the Company shall pay Executive the Accrued Amounts and continue to pay Executive his Base Salary for twelve
(12) months following such termination; provided that, the Company's obligations
                                        -------- ----
under this clause (d) shall cease if Executive finds other employment during such twelve (12) month period.

               (e) Except as provided in this Agreement, Executive's rights upon termination of employment with respect to incentive awards and stock options shall be governed by the terms and conditions of the plan and any agreements or as established by the Company with respect to such awards.

               (f) Except as provided in this Section 5.10 or Section 5.11, Executive shall not be entitled to compensation as a result of any termination of his employment with the Company.

     5.11 Non-Capitalization  Severance.  Notwithstanding any other provision of
          -----------------------------
this Agreement to the contrary, including, but not limited to Section 5.10(c) or
Section 5.10(d), in the event the Company fails to have the Closing on December 22, 1999 or such later date as the Board determines (the "Capitalization Date"), the Company may elect within thirty (30) days following such Capitalization Date to terminate this Agreement and Executive's employment hereunder, and upon the election of the Company within thirty (30) days following such Capitalization Date to terminate this Agreement and Executive's employment hereunder, the Company shall continue to pay Executive his Base Salary for twelve (12) months following such termination; provided, that, if Executive finds other employment
                             --------  ----
during such period, the Company's obligations hereunder shall cease. Upon such election, Executive's rights under this Agreement and the Company's obligations hereunder shall be solely governed by this Section 5.11 (other than Article IV (excluding Section 4.1(b) thereof) of this Agreement which shall survive such termination) and the Company shall have no further obligation to Executive under this Agreement.


                                   ARTICLE VI.

                                  MISCELLANEOUS
                                  -------------

     6.1  Mitigation;   Offset.   Except  as  specifically  provided  hereunder,
          --------------------
Executive shall not be required to mitigate damages resulting from his termination of employment and the amounts payable to Executive pursuant to this Agreement shall not be offset or reduced by any other compensation earned by Executive except as otherwise necessary to secure repayment of the Loan.

     6.2  Benefit of Agreement; Assignment; Beneficiary.
          ---------------------------------------------

               (a) This Agreement shall inure to the benefit of and be binding upon the Company and its successors, including, without limitation, any assignment to a corporation or person which may acquire all or substantially all of the Company's assets or business, or with or into which the Company may be consolidated or merged. This Agreement shall also inure to the benefit of, and be enforceable by, Executive and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if he had continued to live, all such amounts shall be paid in accordance with the terms of this Agreement to Executive's beneficiary, devisee, legatee or other designee, or if there is no such designee, to Executive's estate.

               (b) The Company shall require any successor (whether direct or indirect, by operation of law, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

     6.3  Notices.  Any  notice  required  or  permitted  hereunder  shall be in
          -------
writing and shall be sufficiently given if personally delivered or if sent by telegram or telex or by registered or certified mail, postage prepaid, with return receipt requested, addressed: (a) in the case of the Company to its principal executive offices, Attention: Corporate Secretary, or to such other
                                          -------------------
address and/or to the attention of such other person as the Company shall designate by written notice to Executive; and (b) in the case of Executive, to the Company's address or to such other address as Executive shall designate by written notice to the Company. Any notice given hereunder shall be deemed to have been given at the time of receipt thereof by the person to whom such notice is given, if in person, or two (2) days following depositing such notice in the mail or its equivalent.

     6.4  Entire  Agreement;  Amendment.  This  Agreement  contains  the  entire
          -----------------------------
agreement of the parties hereto with respect to the terms and conditions of Executive's employment during the term and supersedes any and all prior agreements and understandings, whether written or oral, between the parties hereto with respect to compensation due for services rendered hereunder. This Agreement may not be changed or modified except by an instrument in writing signed by both of the parties hereto.

     6.5  Waiver.  The waiver by either  party of a breach of any  provision  of
          ------
this Agreement shall not operate or be construed as a continuing waiver or as a consent to or waiver of any subsequent breach hereof.

     6.6  Headings.  The Article and Section headings herein are for convenience
          --------
of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     6.7  Governing Law. This Agreement  shall be governed by, and construed and
          -------------
interpreted in accordance with, the laws of the State of New York without reference to the principles of conflict of laws. Notwithstanding the foregoing, to the extent that Bermuda law restricts the ability of the Company to fully comply with the express terms of this Agreement, the Company may modify this Agreement to the extent necessary to comply with such law and such modification shall not be deemed to be a breach of this Agreement by the Company.

     6.8  Agreement to Take Actions. Each party hereto shall execute and deliver
          -------------------------
such documents, certificates, agreements and other instruments, and shall take such other actions, as may be reasonably necessary or desirable in order to perform his or its obligations under this Agreement or to effectuate the purposes hereof.

     6.9  Survivorship.  The  respective  rights and  obligations of the parties
          ------------
hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations, including, but not limited to, Article IV.

     6.10 Validity.  The  invalidity  or  unenforceability  of any  provision or
          --------
provisions of this Agreement shall not affect the validity or enforceability of any other provision or provisions of this Agreement which shall remain in full force and effect.

     6.11 Counterparts.   This   Agreement  may  be  executed  in  one  or  more
          ------------
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     6.12 Indemnification.   The  Company  will  indemnify  and  hold  Executive
          ---------------
harmless both during and after the Term to the fullest extent permitted by law with regard to actions or inactions in relation to the Executive's duties as an officer of the Company and will, during and after the Term, maintain adequate directors and officers insurance for Executive to cover any such liability (but in no event less than that maintained for other officer of the Company).

     6.13 Arbitration.  Except  as  otherwise  provided  in  Article  IV of this
          -----------
Agreement, if any contest or dispute arises between the parties with respect to this Agreement, such contest or dispute shall be submitted to binding arbitration for resolution in Bermuda in accordance with the rules and procedures of the American Arbitration Association then in effect. The decision of the arbitrator shall be final and binding on both parties, and any court of competent jurisdiction may enter judgment upon the award. Each party shall pay its own legal fees and expenses incurred in connection therewith regardless of outcome.

     6.14 Withholding.  All payments  hereunder shall be subject to any required
          -----------
withholding of Federal, state and local taxes pursuant to any applicable law or regulation.

     6.15 Representation.  Executive represents and warrants to the Company that
          --------------
neither the execution and delivery of this Agreement nor the performance of his duties hereunder violates or will violate the provisions of any other agreement to which he is a party or by which he is bound.

          IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement effective as of the date first above written.

                                    MAXIMUS CAPITAL HOLDINGS, LTD.

                                    By: /s/ Robert J. Cooney
                                        ----------------------------------------
                                        Name:  Robert J. Cooney
                                        Title: CEO



                                        /s/ Philip R. Kruse
                                        ----------------------------------------
                                        Executive

                                   Schedule B

                               Relocation Expenses

          The Company shall pay and/or reimburse Executive for the following relocations expenses for up to 24 months following the Commencement Date.

          o Customary expenses (other than points) associated with selling Executive's house in Denver, CO.

          o Moving expenses associated with transferring Executive's belongings from Denver, CO to Bermuda and the costs to insure such belongings at replacement cost during the move.

          o Up to $16,250 of additional incurred miscellaneous relocation expenses upon documentation thereof.

          o The reasonable cost of two trips to Bermuda for the purpose of finding a new residence.

          o The reasonable cost of travel associated with Executive and his immediately family moving to Bermuda.